Fees Summary	Feb. 23, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	136,436.64
Total Transaction Valuation	987,955,376.00
Total Offset Amount	0.00
Net Fee	$ 136,436.64